  Exhibit 99.1

Big Rock Partners Acquisition Corp. Announces Effectiveness of Registration Statement; Confirms Annual Meeting Date of May 24, 2021 to Approve Proposed Merger with NeuroRx

Big Rock Partners Recommends All Stockholders Vote “FOR” ALL Proposals at Annual Meeting

NEW YORK, May 21, 2021 – Big Rock Partners Acquisition Corp. (“Big Rock” or “BRPA”) (Nasdaq: BRPA), a publicly traded special purpose acquisition company, today confirmed that its Annual Meeting of Stockholders (the “Annual Meeting”) to consider the previously announced merger agreement with NeuroRx, Inc. (“NeuroRx” or the “Company”) will take place on May 24, 2021. Stockholders of record as of April 23, 2021 (the “Record Date”) are eligible to vote at the Annual Meeting.

Big Rock also announced that the U.S. Securities and Exchange Commission has declared effective its registration statement on Form S-4 (as amended, the “Registration Statement”), which includes a definitive proxy statement/prospectus to be used in connection with the Annual Meeting. The Registration Statement is available on the SEC’s website at www.sec.gov, and is being mailed to stockholders of record.

Big Rock recommends all stockholders vote “FOR” ALL PROPOSALS in advance of the Annual Meeting by telephone, via the Internet or by signing, dating and returning the proxy card upon receipt by following the easy instructions on the proxy card.

Big Rock also announced that it is extending the time period for holders of shares of common stock issued in BRPA’s initial public offering (“Public Shares”) to demand conversion rights. If you are a holder of Public Shares and wish to exercise your conversion rights, you must demand that BRPA convert your shares to cash and deliver your shares to BRPA’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System no later than ten business days after the vote at the meeting. Any holder of Public Shares who holds Public Shares immediately prior to the completion of the business combination with NeuroRx will be entitled to demand that his, her, or its shares be converted for a full pro rata portion of the amount then in the trust account (which was approximately $6.0 million, or approximately $10.80 per share, as of April 23, 2021, the record date), regardless of whether such holder votes in connection with the business combination proposal or is a holder of record on the record date. Only holders of Public Shares who hold Public Shares immediately prior to the completion of the business combination may exercise conversion rights over such shares.

Your Vote FOR ALL Proposals Is Important, No Matter How Many or How Few Shares You Own!

About NeuroRx, Inc.

NeuroRx draws upon more than 100 years of collective drug development experience from senior executives of AstraZeneca, Eli Lilly, Novartis, Pfizer, and PPD. In addition to its work on Aviptadil, NeuroRx has been awarded Breakthrough Therapy Designation and a Special Protocol Agreement to develop NRX-101 in suicidal bipolar depression and is currently in Phase 3 trials. Its executive team is led by Prof. Jonathan C. Javitt, MD, MPH, who has served as a health advisor to four Presidential administrations and worked on paradigm-changing drug development projects for Merck, Allergan, Pharmacia, Pfizer, Novartis, and Mannkind, together with Robert Besthof, MIM, who served as the Global Vice President (Commercial) for Pfizer's Neuroscience and Pain Division.  NeuroRx recently announced a plan to complete a business combination with Big Rock Partners Acquisition Corp (NASDAQ:BRPA) ("BRPA"), and intends to apply for listing on the NASDAQ under the proposed symbol "NRXP".

About Big Rock Partners Acquisition Corp.

Big Rock Partners is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Big Rock Partners' management team includes Richard Ackerman, Chairman, President, and Chief Executive Officer, and Bennett Kim, Chief Financial Officer, Chief Investment Officer, Corporate Secretary and Director. Big Rock’s securities are quoted on the Nasdaq Stock Exchange under the ticker symbols NASDAQ: BRPA, BRPAU, BRPAR and BRPAW.

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or NeuroRx's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern NeuroRx's expectations, strategy, plans or intentions. Such forward-looking statements may relate to, among other things, the outcome of any discussions or applications for the future use of ZYESAMI, the approvals, timing, and ability to complete the proposed business combination with BRPA, and the combined company's ability to continue listing on Nasdaq after closing the proposed business combination. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties. NeuroRx does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Additional Information and Where to Find It

This press release relates to a proposed business combination and related transactions (the "Transactions") between NeuroRx and BRPA. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. BRPA has filed a registration statement on Form S-4 ("Registration Statement"), which includes a final proxy statement for the solicitation of the approval of BRPA's stockholders, a final prospectus for the offer and sale of BRPA's securities in the Transactions and a final consent solicitation statement of NeuroRx, and other relevant documents with the SEC. The proxy statement/prospectus/consent solicitation statement is being mailed to stockholders of NeuroRx and BRPA as of April 23, 2021. INVESTORS AND SECURITY HOLDERS OF NEURORX AND BRPA ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement, prospectus and other documents containing important information about NeuroRx and BRPA once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed with the SEC by BRPA can be obtained free of charge on BRPA's website at www.bigrockpartners.com or by directing a written request to BRPA at 2645 N. Federal Highway, Suite 230 Delray Beach, FL 33483.

Participants in the Solicitation

NeuroRx, BRPA and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BRPA's stockholders in connection with the proposed Transactions. Investors and securityholders may obtain more detailed information regarding the names and interests in the proposed Transactions of NeuroRx's and BRPA's respective directors and officers in BRPA's filings with the SEC, including the proxy statement/consent solicitation statement/prospectus statement. You may obtain a free copy of these documents as described in the preceding paragraph.

INVESTOR RELATIONS

Ryan Sheffield
rsheffield@nrxpharma.com
(484) 254-6134, ext. 723

MEDIA RELATIONS

Jack Hirschfield
jhirschfield@nrxpharma.com
512-674-5163